Off Balance Sheet Commitments	6 Months Ended
Jun. 30, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Off Balance Sheet Commitments

B.13. OFF BALANCE SHEET COMMITMENTS
Off balance sheet commitments to third parties arise under collaboration agreements entered into by Sanofi (see Note D.21.1. to the consolidated financial statements for the year ended December 31, 2019).
Agreements signed during the first half of 2020 gave rise to the following new commitments:
•Payments associated with projects in the research phase: €0.7 billion.
•Payments contingent on the attainment of specified sales targets once a product reaches the market: €0.6 billion.
•Potential milestone payments relating to development projects under collaboration agreements: €0.3 billion.
The principal commitments entered into, amended or discontinued during the period are described below:
▪On June 23, 2020, it was announced that the collaboration and license agreement between Sanofi Pasteur and Translate Bio on the development of mRNA vaccines for infectious diseases would be extended to include development of a novel mRNA vaccine for the virus responsible for COVID-19. Under the terms of the extended agreement, finalized on July 20, 2020, Translate Bio receive an upfront payment of $425 million to acquire (i) exclusive worldwide rights to develop, manufacture and commercialize infectious disease vaccines using Translate Bio technology and (ii) an equity interest in the form of 4.9 million shares of Translate Bio common stock, valued at $95 million at the quoted market price as of that date. In addition, Translate Bio will be eligible for potential future milestone and other payments of up to $1.4 billion.
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